UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
November 7, 2006
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

Item 7.01 REGULATION FD DISCLOSURE
     On November 7, 2006, Viad Corp (the “Company”) will make a presentation at the FTN Midwest Securities 2006 Business Services and Technology Conference in New York. As reported in its October 24, 2006 press release, the Company’s presentation will begin at 12:30 p.m. Eastern Time and will be webcast on FTN Midwest’s website at www.ftnmidwest.com. A copy of the presentation will be made available for a limited time on Viad’s website at www.viad.com. A copy of the Company’s presentation is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
     The information in Item 7.01 of this current report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits
99.1	— Presentation, FTN Midwest 2006 Business Services and Technology Conference, November 7, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

November 7, 2006	By	/s/G. Michael Latta G. Michael Latta
Vice President — Controller (Chief Accounting Officer and Authorized Signer)